SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of Earliest Event reported): July 14, 2003

                      Biometrics Security Technology, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    0-223141                04-3089539
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    (State or other jurisdiction      (Commission File          (IRS Employer
         or incorporation)                Number)            Identification No.)



             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 241-9921
                                                           --------------


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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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         After completing and submitting the fiscal year 2002 10KSB on Friday,
July 11, 2003, the Company learned through reports from various media outlets that the United States Securities and Exchange Commission obtained a court order freezing the assets of, and appointing a receiver for, Lancer Management Group. The action names Lancer Offshore, Inc., (the Company's primary shareholder) as a relief defendant. The case, pending in the U.S. District Court for the Southern District of Florida, is styled SEC v. Michael Lauer, Lancer Management Group, LLC Defendants and Lancer Offshore, Inc., Lancer Partners, LP, Omnifund, Ltd., LSPV, Inc., and LSPV, LLC Relief Defendants # (Case No. 03-80612-CIV-ZLOCH, SD
Fla).

         Because the Company depends upon Lancer as its primary funding source, the Company will, in all likelihood, either seek alternative funding sources or cease operations completely.

Item 6.  Resignation of Registrant's Directors
         -------------------------------------

         The Company lacks adequate funds and cannot carry out its business plan or comply with its regulatory responsibilities on an ongoing basis. Accordingly, Laurence S. Isaacson resigned as President and Director of the Company, and Jeffrey Barocas resigned as the Company's Chief Financial Officer effective July 14, 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOMETRICS SECURITY TECHNOLOGY, INC.



                                            By: /s/ Laurence S. Isaacson
                                                -------------------------------
                                                Laurence S. Isaacson, President

Dated: July 14, 2003









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